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                                                                    EXHIBIT 10.n



                       CONTINENTAL ILLINOIS CORPORATION

                                     1979

                               STOCK OPTION PLAN


                                  As amended



                                                     Last Amended August 7, 1995

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                       CONTINENTAL ILLINOIS CORPORATION

                                     1979

                               STOCK OPTION PLAN



          1. PURPOSE. The purpose of the 1979 Stock Option Plan (the "Plan") of Continental Illinois Corporation (the "Company") is to provide the officers (including officers who are members of the Board of Directors), and other key employees, of the Company or any of its Subsidiaries (as hereinafter defined) who are materially responsible for the management of the business of the Company or a Subsidiary with incentive compensation opportunities which are competitive with those available elsewhere and to motivate such officers and employees to exert maximum efforts for the Company's success, thereby better enabling the Company and its Subsidiaries to attract and retain capable executive personnel and promoting the long term financial interests of the Company.

          2. ADMINISTRATION. The Plan shall be administered, construed and interpreted by a Committee (the "Committee") of not less than three members, and such Committee shall be the Compensation and Nominating Committee of the Board of Directors of the Company until the Board of Directors of the Company determines otherwise. No member of the Committee shall be eligible, or within one year prior to such membership shall have been eligible, for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted under the Plan or any other plan of the Company (or any of its affiliates) entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company (or any of its affiliates). The decision of a majority of the members of the Committee shall constitute the decision of the Committee and the Committee may act either at a meeting at which a majority of the members of the Committee is present, or by writing signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

          (a) The individuals ("optionees") to whom options ("options") and related stock appreciation rights ("stock appreciation rights") shall be granted under the Plan;

          (b) The number of shares of common stock, par value $5 per share, of the Company ("Common Stock") to be optioned under each option;

          (c) The option price to be paid upon the exercise of each option;

          (d) The period or periods within which each option and related stock appreciation right may be exercised; and

          (e) The terms and conditions of each Stock Option Agreement and Stock Appreciation Rights Agreement between the Company and an optionee;

provided, however, that a Committee consisting of the Chairman of the Board of Directors and the President of the Company shall exercise all authority otherwise delegated to the Committee under the Plan with respect to options and stock appreciation rights which are granted to, or held by, persons who, at the time such authority is exercised, are not subject to Section 16(a) or Section 16(b) of the Securities Exchange Act of 1934.

     3. ELIGIBILITY. The officers and other key employees of the Company or a Subsidiary, who, in the opinion of the Committee, are from time to time materially responsible for the management of the business of the Company or a Subsidiary, shall be eligible to be granted options (both incentive stock options and non-qualified options) and related stock appreciation rights under the Plan. The term "Subsidiary", as used herein, means any corporation whose relationship to the Company, whether established before or after adoption of this Plan, is such that the Company would be deemed to be the "parent corporation" of such corporation within the meaning of Section 425(e) of the Internal Revenue Code of 1954.

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     4.  STOCK SUBJECT TO PLAN.  The aggregate number of shares of Common Stock which may be delivered under the Plan shall not exceed 1,500,000, subject, however, to adjustment as provided in Section 8 hereof. Either authorized and unissued shares or treasury shares may be delivered under the Plan. If any option granted pursuant to the Plan shall expire or terminate for any reason, as to any shares, such shares shall again become available under the Plan; provided, however, that if any option or portion thereof is surrendered in exchange for cash or shares delivered pursuant to the exercise of a stock appreciation right, such number of shares covered by the option or portion thereof as are so surrendered may not again be made available under the Plan. The aggregate fair market value of the shares for which options intended to qualify as incentive stock options are granted to any employee in any calendar year under this Plan and each other stock option plan of the Company and any parent or subsidiary corporation shall not exceed $100,000, plus any unused limit carryover to that year (as described in Section 422A(c)(4) of the Internal Revenue Code of 1954).

     5. TERMS OF OPTIONS. Each option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement between the Company and the optionee, and shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

          (a) Option Price. The per share price at which shares of Common Stock may be purchased under the option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the greater of (i) the per share fair market value, as determined by the Committee, of such stock on the date on which such option is granted, or (ii) the par value of such stock.

          (b) Period for Exercise of Option. The option or any part thereof shall become exercisable at such date or dates as shall be fixed by the Committee at the time such option is granted, provided that an incentive stock option, by its terms, shall not be exercisable while there is outstanding, within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954, any other incentive stock option which was granted to the optionee before the granting of the option and which other incentive stock option is for the purchase of shares of stock in the Company or in a corporation which at the time of the granting of the other incentive stock option was a parent or subsidiary corporation of the Company, or in a predecessor corporation of any of such corporations.

          (c) Purchase of Shares. The option price of each share of Common Stock purchased upon exercise of an option shall be paid in full in cash or, with the consent of the Committee, by delivery of shares of Common Stock having a fair market value equal to the option price or by a combination of such shares and cash, at the time of such exercise. Each option may be exercised in whole or in part, at any time or from time to time, during the period such option is exercisable, except that no option may be exercised for less than fifty shares of stock, unless the exercise for a lesser number of shares will exhaust such option.

          (d) Termination of Option. Any option granted pursuant to the Plan shall terminate ten years after the date on which such option is granted, except as otherwise provided for below. If an optionee ceases to be an employee of the Company or any Subsidiary for any reason other than retirement or death, any option granted to him pursuant to the Plan shall forthwith terminate. Leave of absence approved by the Committee, or transfer of employment from the Company to any Subsidiary or from a Subsidiary to the Company or any other Subsidiary, shall not constitute a cessation of employment. If any optionee ceases to be an employee of the Company or a Subsidiary by reason of retirement (the term "retirement", as used herein, means such termination of employment as shall entitle an individual to benefits, other than a deferred vested pension, under any then existing pension plan of the Company or a Subsidiary), any option granted to him pursuant to the Plan may be exercised by him within three years after the date of his retirement (but not later than ten years after the date such option was granted) to the full extent such option was exercisable on the date of such cessation. In the event of the death of an optionee while in the employ of the Company or a Subsidiary or within three years after the date of his retirement, any option which had not previously terminated may be exercised within three years after the date of his death by his estate or by the person or persons entitled thereto by will or by applicable laws of descent and distribution, to the full extent such option was exercisable on the date of his death; provided, however, that an incentive stock option may not be exercised after the expiration of ten years from the date the option was granted.

     6. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant a stock appreciation right to any optionee under the Plan. Each stock appreciation right shall be evidenced by a Stock Appreciation Rights

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Agreement between the Company and the optionee, and shall relate to and be associated with all or any part of a specific option. Such stock appreciation right may be granted either at the time of grant of such option or at any time thereafter. A stock appreciation right shall be exercisable to the extent, and only to the extent, that the related option is exercisable; provided, however, that for purposes of this sentence, to the extent provided by the Committee, an incentive stock option which is otherwise exercisable shall not be considered nonexercisable merely by reason of the fact that a previously granted incentive stock option is outstanding within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954. The Committee may at the time of granting any stock appreciation right add such additional conditions and limitations to such stock appreciation right as it shall deem advisable, including, but not limited to, the period or periods within which such stock appreciation right shall be exercisable and the maximum amount of appreciation to be recognized with regard to such stock appreciation right. In the case of optionees who are persons subject to Section 16(a) and Section 16(b) of the Securities Exchange Act of 1934, the Committee may at any time add such additional conditions and limitations to such stock appreciation right which, in its discretion, the Committee deems necessary or desirable in order to comply with Section 16(a) or
Section 16(b) and the rules and regulations thereunder, or in order to obtain any exemption therefrom. A stock appreciation right shall entitle the optionee to whom it is granted (including his estate or other successor in interest upon his death as provided in the last sentence of Section 5(d) hereof) the right to elect, so long as such stock appreciation right is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his related option, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate fair market value on the date of such surrender equal to the product of (i) the excess, if any, of the per share fair market value of Common Stock on the date of such surrender over the per share option price under such option and
(ii) the number of shares of Common Stock called for by such option or portion thereof which is so surrendered. Any option or portion thereof which is so surrendered shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a stock appreciation right by the payment of cash equal to the aggregate fair market value of the shares of Common Stock the Company would otherwise be obligated to deliver.

     7. TRANSFERABILITY. Options and stock appreciation rights are not transferable except by will or the laws of descent and distribution. Options and stock appreciation rights may be exercised during the lifetime of the participant only by the participant and after the death of the participant, only as provided in Section 5(d).

     8. ADJUSTMENT OF SHARES. In the event of any change after the effective date of the Plan in the outstanding Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or any other change after the effective date of the Plan in the nature of shares of Common Stock of the Company, the Committee shall, if it deems it to be appropriate, direct that a proportionate adjustment be made in the maximum number and kind of shares which may be delivered under the Plan, and in the option price under and the number and kind of shares covered by outstanding options (and related stock appreciation rights) granted under the Plan. Such determination of the Committee shall be conclusive. However, in no event shall the Committee adjust the option price of the stock to a price less than the par value of the stock on the date of the adjustment. Furthermore, if there is an adjustment in the number of shares, no fraction of a share shall be delivered upon any exercise of an option, and, if an adjustment of the option price shall result in a fraction of one cent, a full cent shall be included in such price in lieu of such fraction.

     9. EMPLOYEES' AND OPTIONEES' RIGHTS. No employee or other person shall have any claim or right to be granted an option or a stock appreciation right under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan shall not confer upon any optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor interfere with the right of the Company or such Subsidiary to terminate at any time employment of any optionee. An option or stock appreciation right shall not confer any rights as a stockholder upon the holder thereof, except only as to shares actually delivered pursuant to the Plan.

     10. AMENDMENT. The Board of Directors of the Company may amend the Plan from time to time, except that, without the approval of a majority of the votes represented and entitled to be voted at a duly held meeting of the stockholders of the Company;

          (a) The maximum number of shares which may be delivered under the Plan may not be increased except as provided in Section 8 hereof;

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          (b) The option price under any option may not be reduced except as provided in Section 8 hereof;

          (c) The period during which an option may be exercised may not be extended beyond the period provided in Section 5(d) hereof; and

          (d) The granting of an option to a member of the Committee shall be prohibited as provided in Section 2 hereof.

     The Committee may, with the consent of the optionee, amend any option agreement or stock appreciation rights agreement to the extent that the Committee determines that such amendment is necessary or desirable in order to permit any option outstanding on or after January 1, 1981 to qualify as an incentive stock option or to be exercisable, in whole or in part, by delivery of shares of Common Stock having a fair market value equal to the option price. No amendment of the Plan or of an agreement, however, may, without the consent of the optionee, make any changes in any outstanding option (or related stock appreciation rights) theretofore granted under the Plan which would adversely affect the rights of such optionee.

     11. TERMINATION. The Plan shall terminate on the tenth anniversary of the date of approval of the Plan by the stockholders of the Company as provided in
Section 12 and may be terminated at any earlier time by the Board of Directors of the Company. No option or stock appreciation right shall be granted hereunder after termination of the Plan. Termination of the Plan, however, shall not affect the validity of any option (or related stock appreciation right) theretofore granted under the Plan.

     12. EFFECTIVE DATE. This Plan shall become effective upon the approval by the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting of Stockholders to be held on April 23, 1979 or any adjournment thereof. The effective date of each option and stock appreciation right shall be the day on which it is granted to any optionee hereunder.


     The following provision was added to the plan by the BAC Board of Directors on August 7, 1995. For purposes of this provision, "BankAmerica" means BankAmerica Corporation and "Company" means BankAmerica and its subsidiaries collectively.

     Notwithstanding any other provision in the Plan, the following shall apply in the event of a Change in Control, as defined below, in BankAmerica:

     Change in Control means that one of the following events has occurred:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of BankAmerica (the "Outstanding BankAmerica Common Stock") or (ii) the combined voting power of the then outstanding voting securities of BankAmerica entitled to vote generally in the election of directors (the "Outstanding BankAmerica Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from BankAmerica (ii) any acquisition by BankAmerica, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below.

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by BankAmerica's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of BankAmerica or any of its subsidiaries (a "Business Combination"), in each case,

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unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns BankAmerica or all or substantially all of BankAmerica's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities, as the case may be, (provided, however, that, for the purposes of this clause (A), any shares of common stock or voting securities of such resulting corporation received by such beneficial owners in such Business Combination other than as the result of such beneficial owners' ownership of Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting
Securities immediately prior to such Business Combination shall not be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned 20% or more of the Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to the Business Combination and
(C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (iv) Approval by the shareholders of BankAmerica of a complete liquidation or dissolution of BankAmerica.

     (a) All outstanding stock options and stock appreciation rights under the Plan shall be immediately exercisable in full if BankAmerica undergoes a Change in Control.

     (b)  [intentionally left blank]

     (c)  [intentionally left blank]

     (d) The Company shall have the right to deduct from any settlement of any stock option or stock appreciation right an amount sufficient to cover withholding required by law for any federal, state or local taxes, of to take such other action as may be necessary to satisfy any such withholding obligation.


     The resolution adding the above provision provided that no modification, suspension, amendment or termination of the Plan may be made which would adversely affect the rights of any employee or former employee under the amendment with respect to any stock option or stock appreciation right granted under the Plan prior to the date of such modification, suspension, amendment or termination.

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